4Q2025 Earnings Presentation January 26, 2026 FirstSun Capital Bancorp NASDAQ: FSUN

FirstSun Capital Bancorp | 2 Disclaimers Forward Looking Statements This presentation contains forward-looking information and statements by FirstSun Capital Bancorp (the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “project”, “intend”, “estimate”, “may”, “will”, “would”, “could”, “should”, “assume”, “assumptions”, “view”, “continue”, “opportunity”, and “outlook” or other similar expressions, and in this presentation include our outlook regarding our loan portfolio, deposit mix, net interest income, noninterest income, noninterest expense, asset quality, capital and liquidity, as well as our 2026 Full Year Standalone Financial Outlook and related notes and assumptions. All statements in this presentation speak only as of the date they are made. Except as required by law, we do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because of new information, future events or otherwise. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: changes in interest rates (including anticipated Federal Reserve rate cuts that might not occur) and their related impact on macroeconomic conditions, customer behavior, our funding costs and our loan and securities portfolios; the quality or composition of our loan or investment portfolios and changes therein; failure to maintain our mortgage production flow to secondary markets; the sufficiency of liquidity and changes in our capital position; the inability of our infrastructure initiatives to reduce expenses; increased deposit volatility; potential regulatory developments; U.S. and global trade policies and tensions, including change in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; the possibility that our previously announced merger with First Foundation Inc. (“First Foundation) does not close when expected or at all because required regulatory, stockholder or other approvals and conditions to closing are not received or satisfied on a timely basis or at all; the possibility that the proposed First Foundation merger, including the re- positioning strategy, will not be completed as planned, or achieve the anticipated benefits; the diversion of management’s attention from ongoing business operations and opportunities due to the proposed First Foundation merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the First Foundation merger agreement; the possibility that the anticipated benefits of the proposed First Foundation merger, including anticipated cost savings and synergies, are not realized when expected or at all, including because of the impact of, or problems arising from, the integration of the companies or as a result of the strength of the economy, competitive factors in the areas where we do business, or because of other unexpected factors or events; and other general competitive, economic, business, market and political conditions. We caution readers that the foregoing list of factors is not exclusive, is not necessarily in order of importance and readers should not place undue reliance on any forward-looking statements. Additional information concerning additional factors that could materially affect the forward-looking statements in this presentation can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other documents subsequently filed by the Company with the SEC, including its Quarterly Reports on Form 10-Q. 2026 Outlook - Basis and Limitations Our 2026 Standalone Full Year Financial Outlook and 2026 Outlook (collectively, the “outlook”) reflects management’s current expectations regarding certain financial and operating metrics and related assumptions as of January 26, 2026. Unless otherwise noted, outlook metrics represent full-year expectations on a standalone basis (Company only) and exclude the financial impact of the pending First Foundation merger. The outlook is provided for convenience and should not be regarded as a guarantee of future results. Actual results, conditions or outcomes may differ materially. See “Forward-Looking Statements” in the above heading. We undertake no obligation to update or affirm the outlook, except as required by law. Forward-looking non-GAAP measures appearing in the outlook should be read together with “Use of Non-GAAP Measures.”

FirstSun Capital Bancorp | 3 Disclaimers (cont’d) Use of Non-GAAP Measures This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include certain operating performance measures that exclude merger-related and other charges that are not considered part of the Company’s recurring operations, such as “Adjusted Net Income”, “Adjusted Return on Average Total Assets”, “Return on Average Tangible Stockholders Equity”, “Adjusted Return on Average Tangible Stockholders’ Equity”, “Adjusted Diluted Earnings Per Share”, “Adjusted and Pre-tax Pre-provision Return on Average Assets”, “Adjusted Efficiency Ratio”, “TBV per Share”, “Price / TBV”, “Price / LTM Adjusted EPS”, and “Credit Adjusted NIM”. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of the Company’s ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. The Company believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Company’s management believes investors may find these non-GAAP financial measures useful and that these non-GAAP financial measures provide useful supplemental information for evaluating the Company’s performance trends. Further, the Company’s management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about the Company’s operations and performance. These non-GAAP financial measures, however, should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies These measures should be viewed in addition to, and not as an alternative to substitute for measures that are determined in accordance with GAAP. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in the Appendix to this presentation. Day-Count Convention Annualized ratios are presented utilizing the Actual/Actual day-count convention. Annualized ratios have been recalculated to conform to the current presentation for periods prior to March 31, 2025. Market, Industry and Statistical Data Certain market and industry data used in this presentation are based on third-party sources, publicly available information and internal estimates. We believe such information to be reliable, but we have not independently verified it and make no representation as to its accuracy or completeness.

Corporate Profile

FirstSun Capital BANCORP

Franchise Footprint[4]



Denver
COLORADO
Kansas City
Wichita
KANSAS
Santa Fe
Albuquerque
CALIFORNIA
ARIZONA
NEW MEXICO
Los Angeles
San Diego
Phoenix
El Paso
TEXAS
Dallas
Spokane
WASHINGTON
Austin
San Antonio
Houston

$8.5B Total Assets

$6.7B Loans HFI

$7.1B Total Deposits

Operating in 5 of the Top 10 Fastest Growing MSAs[1]

#		FirstSun
1	Austin, TX	✓
2	Dallas, TX	✓
3	Orlando, FL	
4	Charlotte, NC	
5	Houston, TX	✓
6	Tampa, FL	
7	Nashville, TN	
8	San Antonio, TX	✓
9	Phoenix, AZ	✓
10	Atlanta, GA	

With a Presence in 7 of the 10 Largest MSAs in the Southwest & Western US[2]

#		FirstSun
1	Southern CA[3]	✓
2	Dallas, TX	✓
3	Houston, TX	✓
4	Phoenix, AZ	✓
5	Ontario, CA	✓
6	San Francisco, CA	
7	Seattle, WA	
8	Minneapolis, MN	
9	San Diego, CA	✓
10	Denver, CO	✓

1,177 Employees

71 Licensed Branches

44 States with Mortgage Capabilities

Headquarters:
FirstSun: Denver, CO
Sunflower Bank: Dallas, TX

Key Facts and Statistics[4]

$1.0B	**$37.64**	**0.99x**	**$37.83**	**10.60x**
Market Cap	Price per Share	Price / TBV[6]	TBV per Share[6]	Price / LTM Adjusted Diluted EPS[6]

KBRA Ratings[5]

FirstSun Capital Bancorp	Sunflower Bank, N.A.
Senior Unsecured Debt = BBB	Deposit = BBB+
Subordinated Debt = BBB-	Senior Unsecured Debt = BBB+
Short-Term Debt = K3	Short-Term Deposit = K2
	Short-Term Debt = K2

Source: S&P Global Market Intelligence, Company documents.
[1]Defined as MSAs with population over 2 million.
[2]Defined as states west of the Mississippi River.
[3]The MSA of Southern California includes Los Angeles, Long Beach, and Anaheim; excludes San Diego and Ontario, CA.
[4]As of Dec 31, 2025.
[5]As of Oct 31, 2025.
[6]Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation.

FirstSun Capital Bancorp | 4

Unique High Growth Franchise

Universe Size	Strong Fee Income	Lending Focus	Growth	Attractive Footprint[3]	FirstSun Capital Bancorp
~ 40 Banks Banks West of the Mississippi River Banks with Total Assets $5B - $20B	MRQ Fee Income / Rev. > 20%	Specialized C&I Lending[1]	Loan Growth[2] > 10%	**1 Bank** With scale in markets with leading projected population growth and household income	**Attractive core deposit funded franchise with proven ability to deliver strong organic growth**
Critical Mass in Key US Markets	***Durable & Growing Earnings***	***Differentiated Platform***	***Strong Growth Momentum***	***Critical Mass in Key US Markets***	**SCARCITY VALUE**

Source: S&P Global Market Intelligence; Financial data as of most recent quarter available.
[1]Specialized C&I lending defined as C&I concentration of 30% or greater of total loan portfolio.
[2]Loan Growth represents CAGR calculated from December 31, 2018 to December 31, 2025.
[3]MSAs ranked by population size west of the Mississippi River.

FirstSun Capital Bancorp | 5

FirstSun Capital Bancorp | 6 Investment Thesis — Focused Strategy Southwest & Western geography with a mix of metro and community markets C&I business focus with a disciplined and careful CRE exposure to core customers in our geography Vertical lending expertise provides true alternative to larger banks Core deposit funded franchise Financial service income at high end of peers Tenured management team

FirstSun Capital Bancorp | 7 Efficiency Ratio 64.82% 64.17% Reported Adjusted1 Full Year 2025 Results 2024 Highlights • Reported Net Income of $97.9 million, or diluted EPS of $3.47, on Revenue of $419.3 million • Strong adjusted PTPP ROAA of 1.78%, ROAA of 1.18%, ROTCE of 9.46% • Maintained a healthy full year NIM (FTE) of 4.16% • Increased tangible book value per share $3.89 or 11.46% • Maintained strong capital ratios with CET1 at 14.12% and TCE/ TA at 12.58% • Executed on organic growth opportunities across our franchise • Grew customers and deepened relationships • Plans for two new branch openings in southern California • KBRA Ratings Renewed • Confident positioning heading into 2025 Net Income $97.9 million $100.5 million Reported Adjusted1 Diluted EPS $3.47 $3.56 Reported Adjusted1 PTPP ROAA1 1.78% 1.82% Reported1 Adjusted1 Net Charge-Offs to Average Loans2 0.43% ROAA 1.18% 1.21% Reported Adjusted1 Noninterest Income to Total Revenue3 24.3% ROATCE1 9.95% 10.21% Reported1 Adjusted1 CET1 14.12% Net Interest Margin 4.10% Full Year 2025 Highlights 1Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation. 2Represents loans held-for-investment 3Total revenue is net interest income plus noninterest income. 4Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation. Adjusted operating leverage reflects the change in total revenue over the change in adjusted total noninterest expense. • Diluted EPS increase of 29.0% over 2024; Adjusted Diluted EPS1 increase of 13.7% over 2024 • Total revenue3 of $419.3 million, an 8.4% increase over 2024 ◦ Operating leverage growth of $24.8 million over 2024; Adjusted operating leverage4 growth of $11.5 million over 2024 • Continued strong NIM of 4.10%, up 4 basis points over 2024 • Average loan growth2 of 3.2% over 2024 • Average deposit growth of 6.6% over 2024 • Increased tangible book value per share1 by $3.89 or 11.5% over 2024 • Efficiency Ratio of 64.82%; Adjusted Efficiency Ratio1 of 64.17% EOP Deposit Growth 6.5% EOP Loan Growth2 4.7%

Fourth Quarter 2025 Results

FirstSun Capital BANCORP

Net Income	
$24.8 million	$26.9 million
Reported	Adjusted[1]

Diluted EPS	
$0.88	$0.95
Reported	Adjusted[1]

ROAA	
1.17%	1.27%
Reported	Adjusted[1]

PTPP ROAA[1]	
1.79%	1.90%
Reported[1]	Adjusted[1]

ROATCE[1]	
9.58%	10.38%
Reported[1]	Adjusted[1]

Net Interest Margin
4.18%

Annualized Average Loan Growth[2]
8.5%

Annualized Deposit Growth
0.1%

Net Charge-Offs to Average Loans[2]
0.30%

Noninterest Income to Total Revenue[3]
24.3%

2025 Q4 Highlights

- Diluted EPS increase of 7.3% over Q3; Adjusted Diluted EPS[1] increase of 14.5% over Q3
- Total revenue[3] of $110.2 million, a 2.7% increase over Q3
  - Operating leverage decline of $0.2 million over Q3; Adjusted operating leverage[4] growth of $1.8 million over Q3
- Continued strong NIM of 4.18%, up 11 basis points over Q3
- Increased tangible book value[1] per share by $0.91 or 2.46% over Q3
- Efficiency ratio: 65.37%; Adjusted Efficiency ratio[1]: 63.36%
- Loan to deposit ratio: 93.9%
- CET 1 of 14.12%

[1]Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation.
[2]Represents loans held-for-investment.
[3]Total revenue is net interest income plus noninterest income.
[4]Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation. Adjusted operating leverage reflects the change in total revenue over the change in adjusted total noninterest expense.

FirstSun Capital Bancorp | 8

FirstSun Capital Bancorp | 9 Loan Portfolio Trends Portfolio Composition 44.0% 10.5% 11.1% 7.2% 18.3% 7.5% 1.4% Commercial and Industrial Commercial Real Estate: Owner Occupied Commercial Real Estate: Non-Owner Occupied Multifamily, Construction, and Land Residential Real Estate Public Finance Consumer and Other $ in m ill io ns Originations, Paydowns & Payoffs Loan Originations Loan Paydowns and Payoffs Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $200 $300 $400 $500 $600 Average Total Loans and Yield $6,481,701 $6,420,710 $6,620,493 $6,667,158 $6,825,404 6.51% 6.36% 6.43% 6.49% 6.37% Average Loans HFI + HFS Loan Yield Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 1 Regulatory CRE consists of commercial and residential construction, multifamily and non-owner occupied CRE. ($ in thousands) • Average balances up 8.5%, annualized over Q3 • 3% decrease in line utilization over Q3 • Low overall regulatory CRE1 to total capital level of 113% • Office CRE composition 4% of loans: NOO of $48.9 million; OO of $215.5 million ◦ Not central business district properties • Loans to nondepository financial institutions comprise less than 7% of loans ◦ 98% pass graded • C&I lending emphasis • Maintain variable vs fixed portfolio mix ◦ ~ 65% variable (~ 55% repricing w/in 1 year): ▪ ~ 40% reprices monthly (< 30 days) ▪ ~ 15% reprices w/in months 2-12 Quarter Highlights 2026 Outlook

Deposit Trends



Average Deposit Composition
($ in thousands)
Q4 2025
23.2%
11.9%
5.3%
41.3%
18.2%
$7,075,390
Q3 2025
23.6%
12.0%
5.4%
39.9%
19.0%
$7,080,213
Q2 2025
24.0%
11.2%
5.6%
39.0%
20.1%
$6,945,433
Q1 2025
22.9%
10.9%
5.9%
37.4%
22.9%
$6,643,022
Q4 2024
23.1%
11.0%
6.0%
36.4%
23.5%
$6,627,469
Noninterest-bearing
Savings
Certificates of deposit
Interest-bearing demand and NOW
Money Market



Cost of Deposits
Beta - Current Cycle = 31%[1]
2.85%
2.73%
2.78%
2.81%
2.60%
2.17%
2.10%
2.15%
2.16%
1.98%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Int-bearing deposits
Total Deposits



Loan to Deposit Ratio
95.6%
94.3%
91.6%
94.0%
93.9%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Quarter Highlights

- EOP balances up 0.1%, annualized over Q3
- Continued mix shift
  - MMKT increased to 41.3% from 39.9% at Q3
  - CDs decreased to 18.2% from 19.0% at Q3
- Commercial business deposits represented 45% of total deposits and represented 75% of non-interest bearing deposits

2026 Outlook

- Continued mix shift
  - High teens CD balance decline
  - High teens MMDA growth
  - Low 20s IBDD balance growth
  - Mid single digit NIB growth

[1]Change in cost of interest bearing deposits from Q3 2024 to Q4 2025, divided by the cumulative rate cut of 1.75% since the beginning of the current rate-cutting cycle.

FirstSun Capital Bancorp | 10

FirstSun Capital Bancorp | 11 NIM Bridge 4.07% 0.01% (0.12)% 0.22% 4.18% Q3 2025 Loans Other IB Assets IB Liabilities Q4 2025 Loan Yield, NIM, Cost of Funds 6.51% 6.36% 6.43% 6.49% 6.37% 4.09% 4.07% 4.07% 4.07% 4.18% 2.27% 2.16% 2.19% 2.22% 2.00% Loan Yield NIM Cost of Funds Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Net Interest Income $77,047 $74,478 $78,499 $80,953 $83,461 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Loan Repricing Mix December 31, 2025 32% 54% 11% 3% Fixed SOFR Prime Other Net Interest Income & Net Interest Margin Trends ($ in thousands) • NII growth of 12.3%, annualized over Q3 • Stability of NIM - trailing 13 qtrs above 4.00% ◦ Balance sheet composition • Growth in NIM to 4.18% largely driven by funding cost improvement of 22 basis points Quarter Highlights YoY Growth 8.3% 1Components of the NIM bridge reflect the changes relative to average total earnings assets at each respective period. 2Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale. 12

Noninterest Income Trends

Noninterest Income Composition

($ in thousands)



Q4 2025
$12,102
$4,544
$2,744
$2,116
$1,515
$3,723
$26,744
Q3 2025
$12,641
$4,402
$2,671
$2,162
$1,536
$2,921
$26,333
Q2 2025
$13,274
$4,333
$2,728
$2,016
$1,473
$3,249
$27,073
Q1 2025
$9,055
$4,194
$2,586
$2,027
$1,421
$2,446
$21,729
Q4 2024
$9,631
$3,982
$2,706
$2,219
$1,436
$1,661
$21,635
Mortgage Banking Services
Treasury Management Service Fees
Credit and Debit Card Service Fees
Service Charges on Deposit Accounts
Trust and Investment Advisory Fees
Other Noninterest Income

Quarter Highlights

- 645% growth in loan syndication and swap revenue over Q3, partially offset by 4% decline but seasonally strong mortgage revenues from Q3
- Continued strong growth in Treasury Management Service Fees, up 13%, annualized over Q3

Mortgage Banking Services Composition



9.8%
9.4%
12.6%
11.8%
11.0%
100.0%
50.0%
—%
41.0%
45.6%
13.4%
50.4%
49.8%
(0.1)%
49.7%
35.0%
15.3%
50.6%
37.4%
12.0%
52.5%
39.6%
7.9%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
MSR, net
Mortgage servicing revenue
Origination revenue
Percent of total revenue[1]

Mortgage Originations



2.76%
2.93%
2.88%
3.04%
2.79%
$450M
$300M
$150M
$—M
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Total
Secondary
GoS margin

[1]*Total revenue is net interest income plus noninterest income.*

FirstSun Capital Bancorp | 12

FirstSun Capital Bancorp | 13 Noninterest Expense Trends Noninterest Expense Composition $72,041 $68,901 $68,110 $62,722 $73,673 $43,520 $44,822 $43,921 $39,561 $38,498 $9,576 $9,591 $9,541 $9,536 $9,865 $16,100 $13,669 $13,785 $12,997 $15,869 $8,010 Salaries and Employee Benefits Occupancy and Equipment Amortization of Intangible Assets Other Noninterest Expenses Merger Related Expenses Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Efficiency Ratio 74.66% 65.19% 64.52% 64.22% 65.37% 63.63% 64.25% 64.00% 63.36% Adjusted Efficiency Ratio Efficiency Ratio Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 ($ in thousands) 1Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation. • Noninterest expenses increased 4.6% compared to Q3 primarily driven by merger related expenses and other noninterest expenses ◦ Accelerated deferred expenses on the redemption of subordinated notes ◦ OREO related expenses • Managed expense across all categories • Expect to continue investment in building out our franchise organically (sales force & infrastructure) ◦ Investing in growth markets Quarter Highlights 2026 Outlook 1

FirstSun Capital Bancorp | 14 Asset Quality Trends Net Charge-Offs (Recoveries) $(462) $631 $13,547 $9,053 $5,024 Commercial and Industrial Public Finance Commercial Real Estate, Residential Real Estate, Consumer and Other Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Allowance for Credit Losses $88,221 $91,790 $82,993 $84,040 $85,016 1.38% 1.42% 1.28% 1.26% 1.27% ACL ACL to Loans Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Nonperforming Loans $69,050 $78,590 $54,841 $69,641 $60,771 1.08% 1.21% 0.84% $— $— Nonperforming Loans Nonperforming Loans to Total Loans Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 ($ in thousands) ($ in thousands)($ in thousands) • Classified loans trended down 5% over Q3 • Loan loss provisioning in Q4: ◦ Impacts from net portfolio downgrades Quarter Highlights Outlook • Net charge-off ratio in high 30’s to Low 40’s in bps • ACL in mid 120’s in bps Nonperforming Loans $69,050 $78,590 $54,841 $69,641 $60,771 1.08% 1.21% 0.84% 1.04% 0.91% Commercial and Industrial Residential Real Estate Commercial Real Estate Public Finance Consumer and Other Nonperforming Loans to Loans Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $— $30,000 $60,000 $90,000

FirstSun Capital Bancorp | 15 Asset Quality Trends (cont’d) ($ in thousands) ($ in thousands) ACL & NCO %s 1.18% 1.12% 1.28% 1.38% 1.27% 0.09% (0.01)% 0.13% 0.32% 0.43% 0.19% ACL to Loans Net Charge-Off (Recoveries) % Trailing 5 Year NCO % 2021 2022 2023 2024 2025 Provision for Credit Losses & Net Charge-Offs $3,000 $18,050 $18,247 $27,550 $24,600 $3,219 $(320) $7,810 $20,377 $28,255 Provision for Credit Losses Net Charge-Offs 2021 2022 2023 2024 2025 Nonperforming Loans $28,388 $29,067 $63,143 $69,050 $60,771 0.70% 0.49% 1.01% 1.08% 0.91% Commercial and Industrial Residential Real Estate Commercial Real Estate Public Finance Consumer and Other Nonperforming Loans to Loans 2021 2022 2023 2024 2025 $— $30,000 $60,000 $90,000 Credit Risk-Adjusted Returns NIM NCO Earning Assets Adj.2 Credit Adjusted NIM1 1 Year Average 4.10% (0.43)% 0.07% 3.74% 3 Year Average 4.13% (0.29)% 0.04% 3.88% 5 Year Average 3.84% (0.19)% 0.03% 3.68% 1Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation. Credit adjusted NIM is defined as net interest margin less net charge-offs over average earning assets. 2Reflects impact from use of average earning assets to align denominator for both NIM and NCO calculations.

FirstSun Capital Bancorp | 16 Capital and Liquidity Total Capital Ratio 15.42% 15.52% 15.94% 15.81% 15.73% 11.0% Total Capital Ratio Capital Operating Threshold Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Common Equity Tier 1 Capital Ratio 13.18% 13.26% 13.78% 13.79% 14.12% 8.0% CET1 Capital Operating Threshold Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Liquidity Ratios TCE / TA, + Net Unrealized Losses on HTM Securities, Net of Tax Wholesale Deposits and Borrowings to Total Liabilities AOCI + HTM Unrealized Loss, Net of Tax / Total Equity Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 3.00% 6.00% 9.00% 12.00% 15.00% ($ in thousands) • Wholesale funding reliance of 6% • Cash to total assets of 8% • AOCI & HTM unrealized loss, net of tax to total equity of 3% • CET 1 of 14.12% Quarter Highlights 2026 Outlook • Liquidity & IRR ◦ Maintain historical solid liquidity positioning across multiple sources ◦ Maintain balance sheet strength and relative neutrality to downward/ upward rates (-/+ 100bps) • Capital ◦ Support organic growth through earnings ◦ Opportunistic M&A $3.8B Immediate Borrowing Availability 1Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation. 1

Consistent Long Term Strategy

1	2	3	4	5
Key Southwest and Western Growth Markets	**C&I Focused Commercial Bank**	**High Service Fee to Revenue Mix**	**Core Deposit Franchise**	**Operating Strategy**
Focused on Organic Loan and Deposit Growth in Targeted Markets Operating in 5 of 10 Fastest Growing MSAs[1] in US Robust Mix of Customer Relationships across Urban and Rural Communities	Relationship Driven C&I Banking with Attractive Specialty Verticals Expansive Treasury Management Services Low CRE Concentration	Revenue Diversification Emphasis Multiple Profitable Service Fee Income Lines of Business Best in Class Revenue Mix	High Quality, Attractive Long-Term Beta, Low Cost Deposits Balanced Distribution Across Deposit Rich Markets Advantageous Funding	Solid Core Earnings Progression Sound Risk and Compliance Programs Opportunistic Acquisition Readiness

[1]Defined as MSAs with population over 2 million.

FirstSun Capital Bancorp | 17

2026 Full Year Standalone Financial Outlook[1]

FirstSun Capital BANCORP

Business Driver	FY 2026	Notes and Assumptions
Loans (AVG)	**Ratable Mid Single Digit Growth Rate**	Primarily driven by net C&I production
Deposits (AVG)	**Ratable Mid Single Digit Growth Rate**	Loan to Deposit ratio in mid 90's
Investment Securities (AVG)	**Relatively Flat**	Maintain strategic focus on liquidity and collateral eligibility
Net Interest Income (vs. 2025 of $317.4 million)	**Mid Single Digit Growth Rate**	Two Fed 25bps rate cuts by end of year; NIM remaining stable
Noninterest Income (vs. 2025 of $101.9 million)	**Low Double Digit to Low Teens Growth Rate**	Higher growth in mortgage and treasury management; Mid 20's noninterest income to total revenue mix
Adjusted Noninterest Expense[2] (vs. adjusted 2025[3] of $269.0 million)	**Mid to High Single Digit Growth Rate**	
Adjusted Efficiency Ratio[2]	**Mid 60s**	Average for the year
Net Charge Offs / Avg Loans	**Mid to High 20s in bps**	ACL to loans in mid to high 120s in bps
Tax Rate	**20 - 22%**	
CET1 Ratio	**Consistent**	

[1]Our 2026 Full Year Standalone Financial Outlook and related notes and assumptions contain forward-looking statements. See "Disclaimers" beginning on slide 2. 2026 expectations assume no material changes to current regional and national macroeconomic environment. Our 2026 Full Year Standalone Financial Outlook excludes the financial impact of our pending merger with First Foundation, Inc.

[2]Adjusted noninterest expense and adjusted efficiency ratio are forward-looking non-GAAP measures that exclude merger related expenses. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. The unavailable information could be material to future GAAP results, and we cannot quantify its probable significance because such items are inherently uncertain and depend on future events.

[3]Represents a non-GAAP financial measure. *See Appendix for Non-GAAP Reconciliation.*

FirstSun Capital Bancorp | 18

FirstSun Capital Bancorp | 19 Appendix

FirstSun Capital Bancorp | 20 C&I Portfolio by Industry Industry1 ($ in millions) Balance Q4 2025 Change from Q3 2025 Average Loan Size Finance and Insurance $527.3 10.6% $4.3 Information (Technology, Media and Telecommunications) 368.7 (4.9)% 4.2 Healthcare 295.1 (7.9)% 0.5 Manufacturing 284.1 (6.0)% 2.0 Real Estate and Rental and Leasing 282.9 7.0% 2.4 Construction 225.9 (1.7)% 1.0 Professional, Scientific, and Technical Services 204.4 (1.9)% 1.5 Other Services2 189.1 (16.7)% 1.1 Wholesale Trade 187.2 19.5% 2.2 Transportation and Warehousing 105.8 11.7% 1.3 Retail Trade 82.3 (13.7)% 1.7 Arts, Entertainment, and Recreation 36.5 (7.6)% 4.6 Utilities 15.3 (7.4)% 7.6 Other 133.2 5.9% 7.0 $2,938 18% 13% 10% 10% 10% 8% 7% 6% 6% 4% 3% 1% 1% 5% % of Total C&I Loans *Amounts may not total due to rounding. 1These segments are based on two-digit NAICS industry divisions. 2Includes Administrative and Support, Waste Management and Remediation Services, and Public Administration. Average Loan Size Change from Q3 2025 $4.3 10.6% 4.2 (4.9)% 0.5 (7.9)% 2.0 (6.0)% 2.4 7.0% 1.0 (1.7)% 1.1 (16.7)% 1.5 (1.9)% 2.2 19.5% 1.7 (13.7)% 1.3 11.7% 4.6 (7.6)% 7.6 (7.4)% 7.0 5.9%

FirstSun Capital Bancorp | 21 Total Criticized Loans Held-for-Investment * Amounts may not total due to rounding. 1 These segments are based on two-digit NAICS industry divisions. Criticized Loans by Risk Grade $285.2 $278.8 $263.5 $291.7 $311.7 $106.8 $93.7 $94.0 $130.1 $158.9 $110.8 $106.6 $114.9 $91.9 $92.7 $66.9 $50.9 $36.0 $59.9 $58.7 $27.6 $18.7 $9.7 4.5% 4.3% 4.1% 4.4% 4.7% Special Mention Substandard - Accruing Substandard - Nonaccrual Doubtful Criticized loans to total loans Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Criticized Loans by Industry $58.5 $22.4 $37.1 $19.0 $20.7 $43.4 $21.8 $9.1 $31.3 $24.2 $0.6 $23.6 $53.4 $38.8 $50.8 $27.0 $23.0 $10.4 $20.6 $0.1 $9.5 $27.1 $12.1 $12.5 Q4 2025 Q4 2024 Construction Real Estate and Rental and Leasing Healthcare Manufacturing Other Services Transportation and Warehousing Residential Mortgage Finance and Insurance Professional, Scientific, and Technical Services Information (Technology, Media and Telecommunications) Education Services Other 1 Example Total Return Performance Special Mention Substandard - Accruing Substandard - Nonaccrual Loss Doubtful Criticized loans to total loans Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $—M $100.0M $200.0M $300.0M $400.0M $—M $8.0M $16.0M $24.0M $32.0M Example Total Return Perform nce ABC Company ABC Company NASDAQ Composite Widget Subcategory CEO Compensation 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 0 100 200 300 400 40 60 80 100 120 ($ in millions) ($ in millions)

FirstSun Capital Bancorp | 22 ~ 63%2 of Total Deposits are FDIC-Insured Granular Deposit Base1 Customer Base 129,000 Consumer Accounts Granular Deposit Base $27,000 Avg. Account Balance Customer Base 12,700 Commercial Business Accounts Granular Deposit Base $248,000 Avg. Account Balance $7.1 Billion Total Deposits Deposits by State3 $2.4B Texas 21 branches $1.6B Kansas 23 branches $1.2B New Mexico 9 branches $0.8B Colorado 11 branches $0.5B Arizona 4 branches ~ 71%2 of Total Deposits are FDIC-Insured + Collateralized 1As of December 31, 2025. 2Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated. 3Excludes wholesale and internal deposit accounts. $0.3B California 2 branches $0.0B Washington 1 branch

Financial Summary

($ in thousands, except per share amounts)	As of and for the three months ended					As of and for the year ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net interest income	$ 83,461	$ 80,953	$ 78,499	$ 74,478	$ 77,047	$ 317,391	$ 296,910
Provision for credit losses	6,200	10,100	4,500	3,800	4,850	24,600	27,550
Noninterest income	26,744	26,333	27,073	21,729	21,635	101,879	89,792
Noninterest expense	72,041	68,901	68,110	62,722	73,673	271,774	264,040
Income before income taxes	31,964	28,285	32,962	29,685	20,159	122,896	95,112
Provision for income taxes	7,157	5,111	6,576	6,116	3,809	24,960	19,484
Net income	24,807	23,174	26,386	23,569	16,350	97,936	75,628
Adjusted net income[1]	26,923	23,412	26,601	23,569	24,316	100,505	87,744
Weighted average common shares outstanding, diluted	28,262,530	28,291,778	28,232,319	28,293,912	28,290,474	28,249,796	28,067,273
Diluted earnings per share	$ 0.88	$ 0.82	$ 0.93	$ 0.83	$ 0.58	$ 3.47	$ 2.69
Adjusted diluted earnings per share[1]	$ 0.95	$ 0.83	$ 0.94	$ 0.83	$ 0.86	$ 3.56	$ 3.13
Return on average total assets	1.17 %	1.09 %	1.28 %	1.20 %	0.81 %	1.18 %	0.96 %
Adjusted return on average total assets[1]	1.27 %	1.10 %	1.29 %	1.20 %	1.20 %	1.21 %	1.12 %
Pre-tax pre provision return on average assets[1]	1.79 %	1.81 %	1.82 %	1.70 %	1.24 %	1.78 %	1.56 %
Adjusted pre-tax pre provision return on average assets[1]	1.90 %	1.82 %	1.83 %	1.70 %	1.78 %	1.82 %	1.76 %
Return on average tangible stockholders' equity[1]	9.58 %	9.20 %	10.91 %	10.18 %	7.36 %	9.95 %	8.74 %
Adjusted return on average tangible stockholders' equity[1]	10.38 %	9.30 %	11.00 %	10.18 %	10.72 %	10.21 %	10.09 %
Net interest margin	4.18 %	4.07 %	4.07 %	4.07 %	4.09 %	4.10 %	4.06 %
Efficiency ratio	65.37 %	64.22 %	64.52 %	65.19 %	74.66 %	64.82 %	68.28 %
Adjusted efficiency ratio[1]	63.36 %	64.00 %	64.25 %	65.19 %	63.63 %	64.17 %	64.13 %
Noninterest income to total revenue[2]	24.3 %	24.5 %	25.6 %	22.6 %	21.9 %	24.3 %	23.2 %
Total assets	$ 8,485,162	$ 8,495,437	$ 8,435,861	$ 8,216,458	$ 8,097,387	$ 8,485,162	$ 8,097,387
Loans held-for-sale	100,539	85,250	90,781	65,603	61,825	100,539	61,825
Loans held-for-investment	6,673,180	6,681,629	6,507,066	6,484,008	6,376,357	6,673,180	6,376,357
Total deposits	7,107,356	7,105,415	7,100,164	6,874,239	6,672,260	7,107,356	6,672,260
Total stockholders' equity	1,153,356	1,127,513	1,095,402	1,068,295	1,041,366	1,153,356	1,041,366
Loan to deposit ratio	93.9 %	94.0 %	91.6 %	94.3 %	95.6 %	93.9 %	95.6 %
Period end common shares outstanding	27,887,337	27,854,764	27,834,525	27,753,918	27,709,679	27,887,337	27,709,679
Book value per share	$ 41.36	$ 40.48	$ 39.35	$ 38.49	$ 37.58	$ 41.36	$ 37.58
Tangible book value per share[1]	$ 37.83	$ 36.92	$ 35.77	$ 34.88	$ 33.94	$ 37.83	$ 33.94

[1] *Represents a non-GAAP financial measure. See Appendix for Non-GAAP Reconciliation.*

[2] *Total revenue is net interest income plus noninterest income.*

FirstSun Capital Bancorp | 23

Non-GAAP Reconciliation

($ in thousands, except per share amounts)	As of and for the three months ended: December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	As of and for the year ended: December 31, 2025	December 31, 2024
Tangible stockholders' equity to tangible assets:							
Total stockholders' equity (GAAP)	$ 1,153,356	$ 1,127,513	$ 1,095,402	$ 1,068,295	$ 1,041,366	$ 1,153,356	$ 1,041,366
Less: Goodwill and other intangible assets							
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(4,983)	(5,650)	(6,228)	(6,806)	(7,434)	(4,983)	(7,434)
Tangible stockholders' equity (non-GAAP)	$ 1,054,890	$ 1,028,380	$ 995,691	$ 968,006	$ 940,449	$ 1,054,890	$ 940,449
Total assets (GAAP)	$ 8,485,162	$ 8,495,437	$ 8,435,861	$ 8,216,458	$ 8,097,387	$ 8,485,162	$ 8,097,387
Less: Goodwill and other intangible assets							
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(4,983)	(5,650)	(6,228)	(6,806)	(7,434)	(4,983)	(7,434)
Tangible assets (non-GAAP)	$ 8,386,696	$ 8,396,304	$ 8,336,150	$ 8,116,169	$ 7,996,470	$ 8,386,696	$ 7,996,470
Total stockholders' equity to total assets (GAAP)	13.59 %	13.27 %	12.99 %	13.00 %	12.86 %	13.59 %	12.86 %
Less: Impact of goodwill and other intangible assets	(1.01)%	(1.02)%	(1.05)%	(1.07)%	(1.10)%	(1.01)%	(1.10)%
Tangible stockholders' equity to tangible assets (non-GAAP)	12.58 %	12.25 %	11.94 %	11.93 %	11.76 %	12.58 %	11.76 %
Tangible stockholders' equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:							
Tangible stockholders' equity (non-GAAP)	$ 1,054,890	$ 1,028,380	$ 995,691	$ 968,006	$ 940,449	$ 1,054,890	$ 940,449
Less: Net unrealized losses on HTM securities, net of tax	(3,320)	(3,432)	(4,238)	(3,803)	(4,292)	(3,320)	(4,292)
Tangible stockholders' equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$ 1,051,570	$ 1,024,948	$ 991,453	$ 964,203	$ 936,157	$ 1,051,570	$ 936,157
Tangible assets (non-GAAP)	$ 8,386,696	$ 8,396,304	$ 8,336,150	$ 8,116,169	$ 7,996,470	$ 8,386,696	$ 7,996,470
Less: Net unrealized losses on HTM securities, net of tax	(3,320)	(3,432)	(4,238)	(3,803)	(4,292)	(3,320)	(4,292)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$ 8,383,376	$ 8,392,872	$ 8,331,912	$ 8,112,366	$ 7,992,178	$ 8,383,376	$ 7,992,178
Tangible stockholders' equity to tangible assets (non-GAAP)	12.58 %	12.25 %	11.94 %	11.93 %	11.76 %	12.58 %	11.76 %
Less: Impact of net unrealized losses on HTM securities, net of tax	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.05)%	(0.04)%	(0.05)%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	12.54 %	12.21 %	11.90 %	11.89 %	11.71 %	12.54 %	11.71 %

FirstSun Capital Bancorp | 24

Non-GAAP Reconciliation (cont'd)

FirstSun Capital BANCORP

($ in thousands, except per share amounts)	As of and for the three months ended December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	As of and for the year ended December 31, 2025	December 31, 2024
Tangible book value per share:							
Total stockholders' equity (GAAP)	$ 1,153,356	$ 1,127,513	$ 1,095,402	$ 1,068,295	$ 1,041,366	$ 1,153,356	$ 1,041,366
Tangible stockholders' equity (non-GAAP)	$ 1,054,890	$ 1,028,380	$ 995,691	$ 968,006	$ 940,449	$ 1,054,890	$ 940,449
Total shares outstanding	27,887,337	27,854,764	27,834,525	27,753,918	27,709,679	27,887,337	27,709,679
Book value per share (GAAP)	$ 41.36	$ 40.48	$ 39.35	$ 38.49	$ 37.58	$ 41.36	$ 37.58
Tangible book value per share (non-GAAP)	$ 37.83	$ 36.92	$ 35.77	$ 34.88	$ 33.94	$ 37.83	$ 33.94
Adjusted net income:							
Net income (GAAP)	$ 24,807	$ 23,174	$ 26,386	$ 23,569	$ 16,350	$ 97,936	$ 75,628
Add: Adjustments							
Merger related expenses, net of tax	2,116	238	215	—	5,799	2,569	9,949
Write-off of Guardian Mortgage tradename, net of tax	—	—	—	—	625	—	625
Disposal of ATMs, net of tax	—	—	—	—	1,542	—	1,542
Total adjustments, net of tax	2,116	238	215	—	7,966	2,569	12,116
Adjusted net income (non-GAAP)	$ 26,923	$ 23,412	$ 26,601	$ 23,569	$ 24,316	$ 100,505	$ 87,744
Adjusted diluted earnings per share:							
Diluted earnings per share (GAAP)	$ 0.88	$ 0.82	$ 0.93	$ 0.83	$ 0.58	$ 3.47	$ 2.69
Add: Impact of adjustments							
Merger related expenses, net of tax	0.07	0.01	0.01	—	0.21	0.09	0.36
Write-off of Guardian Mortgage tradename, net of tax	—	—	—	—	0.02	—	0.02
Disposal of ATMs, net of tax	—	—	—	—	0.05	—	0.06
Adjusted diluted earnings per share (non-GAAP)	$ 0.95	$ 0.83	$ 0.94	$ 0.83	$ 0.86	$ 3.56	$ 3.13
Adjusted return on average total assets:							
Return on average total assets (ROAA) (GAAP)	1.17 %	1.09 %	1.28 %	1.20 %	0.81 %	1.18 %	0.96 %
Add: Impact of adjustments							
Merger related expenses, net of tax	0.10 %	0.01 %	0.01 %	— %	0.28 %	0.03 %	0.13 %
Write-off of Guardian Mortgage tradename, net of tax	— %	— %	— %	— %	0.03 %	— %	0.01 %
Disposal of ATMs, net of tax	— %	— %	— %	— %	0.08 %	— %	0.02 %
Adjusted ROAA (non-GAAP)	1.27 %	1.10 %	1.29 %	1.20 %	1.20 %	1.21 %	1.12 %

FirstSun Capital Bancorp | 25

Non-GAAP Reconciliation (cont'd)

FirstSun Capital BANCORP

($ in thousands, except per share amounts)	As of and for the three months ended December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	As of and for the year ended December 31, 2025	December 31, 2024
Adjusted pre-tax pre provision return on average assets:							
Net income (GAAP)	$ 24,807	$ 23,174	$ 26,386	$ 23,569	$ 16,350	$ 97,936	$ 75,628
Add: Income taxes and provision for credit losses							
Income taxes	7,157	5,111	6,576	6,116	3,809	24,960	19,484
Provision for credit losses	6,200	10,100	4,500	3,800	4,850	24,600	27,550
PTPP net income (non-GAAP)	$ 38,164	$ 38,385	$ 37,462	$ 33,485	$ 25,009	$ 147,496	$ 122,662
Add: Adjustments							
Merger related expenses	2,217	241	285	—	8,010	2,743	13,178
Write-off of Guardian Mortgage tradename	—	—	—	—	828	—	828
Disposal of ATM's	—	—	—	—	2,042	—	2,042
Adjusted PTPP Net Income (non-GAAP)	$ 40,381	$ 38,626	$ 37,747	$ 33,485	$ 35,889	$ 150,239	$ 138,710
Return on average total assets (ROAA) (GAAP)	1.17 %	1.09 %	1.28 %	1.20 %	0.81 %	1.18 %	0.96 %
Add: Impact of income taxes and provision for credit losses							
Income taxes	0.34 %	0.24 %	0.32 %	0.31 %	0.19 %	0.30 %	0.25 %
Provision for credit losses	0.29 %	0.48 %	0.22 %	0.19 %	0.24 %	0.30 %	0.35 %
PTPP ROAA (non-GAAP)	1.79 %	1.81 %	1.82 %	1.70 %	1.24 %	1.78 %	1.56 %
Add: Impact of adjustments							
Merger related expenses	0.10 %	0.01 %	0.01 %	— %	0.40 %	0.03 %	0.17 %
Write-off of Guardian Mortgage tradename	— %	— %	— %	— %	0.04 %	— %	0.01 %
Disposal of ATMs	— %	— %	— %	— %	0.10 %	— %	0.03 %
Adjusted PTPP ROAA (non-GAAP)	1.90 %	1.82 %	1.83 %	1.70 %	1.78 %	1.82 %	1.76 %
Adjusted return on average stockholders' equity							
Return on average stockholders' equity (ROACE) (GAAP)	8.58 %	8.22 %	9.74 %	9.03 %	6.22 %	8.88 %	7.56 %
Add: Impact of adjustments							
Merger related expenses, net of tax	0.73 %	0.09 %	0.08 %	— %	2.19 %	0.23 %	1.00 %
Write-off of Guardian Mortgage tradename, net of tax	— %	— %	— %	— %	0.24 %	— %	0.06 %
Disposal of ATMs, net of tax	— %	— %	— %	— %	0.59 %	— %	0.15 %
Adjusted ROACE (non-GAAP)	9.31 %	8.31 %	9.82 %	9.03 %	9.24 %	9.11 %	8.77 %

FirstSun Capital Bancorp | 26

Non-GAAP Reconciliation (cont'd)

($ in thousands, except per share amounts)	As of and for the three months ended December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	As of and for the year ended December 31, 2025	December 31, 2024
Return on average tangible stockholders' equity:							
Return on average stockholders' equity (ROACE) (GAAP)	8.58 %	8.22 %	9.74 %	9.03 %	6.22 %	8.88 %	7.56 %
Add: Impact from goodwill and other intangible assets							
Goodwill	0.81 %	0.81 %	0.98 %	0.94 %	0.67 %	0.88 %	0.87 %
Other intangible assets	0.19 %	0.17 %	0.19 %	0.21 %	0.47 %	0.19 %	0.31 %
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	9.58 %	9.20 %	10.91 %	10.18 %	7.36 %	9.95 %	8.74 %
Adjusted return on average tangible stockholders' equity:							
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	9.58 %	9.20 %	10.91 %	10.18 %	7.36 %	9.95 %	8.74 %
Add: Impact of adjustments							
Merger related expenses, net of tax	0.80 %	0.10 %	0.09 %	— %	2.45 %	0.26 %	1.11 %
Write-off of Guardian Mortgage tradename, net of tax	— %	— %	— %	— %	0.26 %	— %	0.07 %
Disposal of ATMs, net of tax	— %	— %	— %	— %	0.65 %	— %	0.17 %
Adjusted ROATCE (non-GAAP)	10.38 %	9.30 %	11.00 %	10.18 %	10.72 %	10.21 %	10.09 %
Adjusted total noninterest expense:							
Total noninterest expense (GAAP)	$ 72,041	$ 68,901	$ 68,110	$ 62,722	$ 73,673	$ 271,774	$ 264,040
Less: Adjustments:							
Merger related expenses	(2,217)	(241)	(285)	—	(8,010)	(2,743)	(13,178)
Write-off of Guardian Mortgage tradename	—	—	—	—	(828)	—	(828)
Disposal of ATMs	—	—	—	—	(2,042)	—	(2,042)
Total adjustments	(2,217)	(241)	(285)	—	(10,880)	(2,743)	(16,048)
Adjusted total noninterest expense (non-GAAP)	$ 69,824	$ 68,660	$ 67,825	$ 62,722	$ 62,793	$ 269,031	$ 247,992
Adjusted efficiency ratio:							
Efficiency ratio (GAAP)	65.37 %	64.22 %	64.52 %	65.19 %	74.66 %	64.82 %	68.28 %
Less: Impact of adjustments							
Merger related expenses	(2.01)%	(0.22)%	(0.27)%	— %	(8.12)%	(0.65)%	(3.41)%
Write-off of Guardian Mortgage tradename	— %	— %	— %	— %	(0.84)%	— %	(0.21)%
Disposal of ATMs	— %	— %	— %	— %	(2.07)%	— %	(0.53)%
Adjusted efficiency ratio (non-GAAP)	63.36 %	64.00 %	64.25 %	65.19 %	63.63 %	64.17 %	64.13 %

FirstSun Capital Bancorp | 27

FirstSun Capital Bancorp | 28 Non-GAAP Reconciliation (cont’d) As of and for the years ended ($ in thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Credit adjusted net interest margin: Net interest income (GAAP) $ 317,391 $ 296,910 $ 293,431 $ 241,632 $ 155,233 Less: Net charge-off’s (28,255) (20,377) (7,810) 320 (3,219) Credit adjusted net interest income (non-GAAP) $ 289,136 $ 276,533 $ 285,621 $ 241,952 $ 152,014 Average earning assets $ 7,740,524 $ 7,320,696 $ 6,935,402 $ 6,246,646 $ 5,180,668 Net interest margin (GAAP) 4.10% 4.06% 4.23% 3.87% 3.00 % Impact from net charge-offs to average earning assets (0.36) % (0.28) % (0.11) % — % (0.07) % Credit adjusted net interest margin (non-GAAP) 3.74% 3.78% 4.12% 3.87% 2.93 % Net interest margin (GAAP) 1 year average (2025) 4.10% 3 year average (2023-2025) 4.13% 5 year average (2021-2025) 3.84 % Credit adjusted net interest margin (non-GAAP) 1 year average (2025) 3.74% 3 year average (2023-2025) 3.88% 5 year average (2021-2025) 3.68%